UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 11, 2008

Geotec, Inc.

(Exact name of Small Business Issuer in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-26315

(Commission File Number)

59-3357040

(IRS Employer Identification No.)

110 East Atlantic Avenue, Suite 200, Delray Beach, Florida

33444

(Address of Principal Executive Offices)

(Zip Code)

(561) 276-9960

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Geotec, Inc. (“Geotec” or the “Company”) has executed an agreement with GreenCoal, LLC of Lewistown, Illinois, to enter into a joint business venture to facilitate the acquisition of coal sites and initiate a bio-refining process for the sale of coal hydrocarbons located in Illinois, Indiana and Kentucky, as well as other sites to be determined.  The joint venture agreement provides, among other things, that Geotec’s proprietary enzyme/protein technology will be applied to one or more sites identified by GreenCoal, LLC through bio-refinery units owned by Ecotec Coal, LLC.  Each Ecotec facility will be comprised of bio-refinery units for the generation of revenues through the sale of bio-refined coal and the production of tax credits by reducing sulfur and nitrogen oxides and heavy metals pursuant to Section 45 of the Internal Revenue Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOTEC, INC.

By:

/s/:  Bradley T. Ray

Bradley T. Ray, Chief Executive Officer

DATED:  June 11, 2008.

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